EXHIBIT 10.10
SECOND AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this “Amendment”) dated and effective as of March 15, 2022 (the “Second Amendment Effective Date”) by and among NERDWALLET, INC., a Delaware corporation (“NerdWallet”), NERDWALLET COMPARE, INC., a Delaware corporation (“NW Compare” and together with NerdWallet, individually and collectively as the context requires, jointly and severally, the “Borrower”), the several banks and other financial institutions or entities party hereto (the “Lenders”) and SILICON VALLEY BANK (“SVB”), as the Administrative Agent (SVB, in such capacity, the “Administrative Agent”), and as the Issuing Lender and the Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender are parties to that certain Amended and Restated Credit Agreement dated as of February 19, 2021 as amended by First Amendment to Amended and Restated Credit Agreement dated as of May 19, 2021 (as further amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement or in the other Loan Documents, as applicable.

2.Amendments to the Credit Agreement.

(a)The definition of “Immaterial Subsidiary” in Section 1.1 of the Credit Agreement is hereby amended by deleting “Section 6.1(b)” each time that it appears therein and inserting “Section 6.1(c)” in lieu thereof.

EXHIBIT 10.14
(b)Section 6.1(c) of the Credit Agreement is hereby amended by deleting the first sentence thereof and substituting the following sentence in lieu thereof:

“(c) from and after a Qualified IPO of NerdWallet’s common stock, as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of NerdWallet, the unaudited consolidated and consolidating balance sheet of NerdWallet and its consolidated Subsidiaries as at the end of such fiscal quarter and the related unaudited consolidated and consolidating statements of income and of cash flows for such fiscal quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects.”

(c)Section 6.2(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(a) [reserved].”

3.Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:

(a)This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy of this Amendment.

(b)All necessary consents and approvals to this Amendment shall have been obtained.

(c)Immediately, after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

(d)Immediately after giving effect to this Amendment, the representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment, and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date.

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(e)The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel required to be paid hereunder or under any other Loan Document), on or before the Second Amendment Effective Date.

4.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a)This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.

(b)Immediately after giving effect to this Amendment, the representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date.

5.Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent all reasonable costs, out-of-pocket expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent) to the extent provided in Section 10.5 of the Credit Agreement. All such fees and expenses payable hereunder will be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim.

6.Choice of Law. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the New York. Section 10.14 of the Credit Agreement is hereby incorporated by reference.

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7.Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.

8.Effect on Loan Documents.

(a)The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document except as expressly set forth herein. The modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.

(b)To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

(c)This Amendment is a Loan Document.

9.Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.

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10.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

[Signature pages follow]

EXHIBIT 10.14

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:

NERDWALLET, INC.
By: /s/ Tim Chen
Name: Tim Chen
Title: Chief Executive Officer

NERDWALLET COMPARE, INC.
By: /s/ Tim Chen
Name: Tim Chen
Title: Chief Executive Officer

ADMINISTRATIVE AGENT AND
LENDER:

SILICON VALLEY BANK
By: /s/ Natalie Perez
Name: Natalie Perez
Title: Vice President

LENDER:

JPMORGAN CHASE BANK, N.A.
By: /s/ Daniel J. Maniaci
Name: Daniel J. Maniaci
Title: Executive Director

LENDER:

HSBC BANK USA, NATIONAL
ASSOCIATION
By: /s/ Aislin O’Connor
Name: Aislin O’Connor
Title: Vice President

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CONSENT AND REAFFIRMATION

The Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Second Amendment to Amended and Restated Credit Agreement (the “Second Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement as amended by the Second Amendment); (ii) consents to Borrower’s execution and delivery of the Second Amendment; (iii) affirms that nothing contained in the Second Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (iv) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which the Guarantor is a party represents the valid, enforceable and collectible obligations of the Guarantor. The Guarantor hereby agrees that the Second Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The guarantee, Liens and rights securing payment of the Obligations (including as amended by the Second Amendment) are hereby ratified and confirmed by the Guarantor in all respects. Although the Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, the Guarantor understands that neither the Administrative Agent nor any Lender has any obligation to inform the Guarantor of such matters in the future or to seek the Guarantor's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

EXHIBIT 10.14
FUNDERA, INC.
By: /s/ Jared Hecht
Name: Jared Hecht
Title: CEO